                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


[X]      Filed by the Registrant
[ ]      Filed by a Party other than the Registrant

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by Rule 14a-7(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                          Municipal Partners Fund Inc.
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1)       Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was
                  determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provide by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                         MUNICIPAL PARTNERS FUND INC.
                  125 BROAD STREET, NEW YORK, NEW YORK 10004




                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                                 March 13, 2003



To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of Municipal Partners Fund Inc. (the "Fund") will be held at Citigroup Center, 153 East 53rd Street, New York, New York, 14th Floor Conference Center, on Thursday, April 10, 2003, at 3:30 p.m., New York time, for the purposes of considering and voting upon the following:

     1.   The election of Directors (Proposal 1);

     2.   Any other business that may properly come before the Meeting.

     The close of business on February 26, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.



                                      By Order of the Board of Directors,


                                      Christina T. Sydor
                                      Secretary



--------------------------------------------------------------------------------
  TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO
  INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW
  SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                            REGISTRATION                                     VALID SIGNATURE
                            ------------                                     ---------------
CORPORATE ACCOUNTS
------------------
(1) ABC Corp. ...................................................   ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp. ...................................................   John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer ..........................   John Doe
(4) ABC Corp. Profit Sharing Plan ...............................   John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust ...................................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78 ........................   Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
(2) John B. Smith ...............................................   John B. Smith, Jr., Executor

                         MUNICIPAL PARTNERS FUND INC.

                  125 BROAD STREET, NEW YORK, NEW YORK 10004

                               ----------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Municipal Partners Fund Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at Citigroup Center, 153 East 53rd Street, New York, New York, 14th Floor Conference Center, on Thursday, April 10, 2003, at 3:30 p.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 13, 2003. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Directors. The close of business on February 26, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. For purposes of the Meeting, each holder of the Fund's preferred stock is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On February 26, 2003, there were 5,757,094 shares of the Fund's common stock outstanding and 800 shares of the Fund's preferred stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is normally constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's capital stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund's investment adviser. SBAM is a direct wholly-owned subsidiary of Salomon Smith Barney Holdings Inc.

                             SUMMARY OF PROPOSALS



PROPOSAL                                  CLASS OF SHAREHOLDERS SOLICITED
--------                                  -------------------------------
Election of Class I Directors
Carol L. Colman                  Holders of Common and of Preferred Stock
Leslie H. Gelb                   Holders of Common and of Preferred Stock
Election of Class II Directors
Daniel Cronin                    Holders of Common and of Preferred Stock
R. Jay Gerken                                  Holders of Preferred Stock

                       PROPOSAL 1: ELECTION OF DIRECTORS


     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, the holders of the Fund's common stock and preferred stock voting together as a single class will be asked to elect two Class I Directors and one Class II Director; and the holders of the Fund's preferred stock will be asked to elect one Class II Director. The terms of office of the Class I Directors and of the Class II Directors expire at the Annual Meetings of Stockholders in the year 2006 and 2005, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.


     The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. One Director previously serving in Class II, Heath B. McLendon, resigned as Chairman and Director of the Fund in order to serve as Chairman of the Equity Research Policy Committee of Salomon Smith Barney Inc. Mr. R. Jay Gerken is currently serving as a Director, having been nominated and elected by the Board of Directors at a meeting held September 11, 2002, in order to fill the vacancy resulting from Mr. McLendon's resignation. Mr. Gerken has been nominated by the Board of Directors to be elected at the Meeting to serve as a Class II Director. Ms. Colman and Mr. Cronin have been nominated by the Board of Directors to be elected at the meeting to serve as a Class I Director and a Class II Director, respectively. Mr. Gelb is currently a member of the Board of Directors and has previously been elected as a Director by the Fund's stockholders. The nominees have indicated that they will serve if elected, but if they should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning the nominees for election as Directors of the Fund:



NAME, ADDRESS                                                             POSITION HELD    LENGTH OF
AND AGE                                                                     WITH FUND     TERM SERVED
------------------------------------------------------------------------ --------------- -------------
CLASS I DIRECTORS SERVING UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS

Non-Interested Director Nominees

Carol L. Colman                                                          Director         Since 2003
Colman Consulting
Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

Leslie H. Gelb                                                           Director         Since 2000
The Council on
Foreign Relations
58 68th Street
New York, NY 10021
Age: 65

CLASS II DIRECTORS SERVING UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

Non-Interested Director Nominee

Daniel Cronin                                                            Director         Since 2003
Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 57

Interested Director Nominee

R. Jay Gerken*                                                           Chairman,        Since 2002
399 Park Avenue                                                          President
New York, NY 10022                                                       and Chief
Age 51                                                                   Executive
                                                                         Officer

                                                                                                                    NUMBER OF
                                                                                                                PORTFOLIOS ADVISED
                                                                                                                   BY SBAM AND
                                                                                                                     OVERSEEN
                                                                                                                    BY NOMINEE
NAME, ADDRESS                                                                     PRINCIPAL OCCUPATION              (INCLUDING
AND AGE                                                                           DURING PAST 5 YEARS               THE FUND)
------------------------------------------------------------------------ ------------------------------------- -------------------
CLASS I DIRECTORS SERVING UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS

Non-Interested Director Nominees

Carol L. Colman                                                          President, Colman Consulting Co.,             32
Colman Consulting                                                        Inc.
Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

Leslie H. Gelb                                                           President, The Council                        32
The Council on                                                           of Foreign Relations; formerly,
Foreign Relations                                                        Columnist, Deputy Editorial
58 68th Street                                                           Page Editor and Editor,
New York, NY 10021                                                       Op-Ed Page, The New York Times.
Age: 65

CLASS II DIRECTORS SERVING UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

Non-Interested Director Nominee
                                                                         Associate General Counsel,                    32
Daniel Cronin
Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 57

Interested Director Nominee

R. Jay Gerken*                                                           Managing Director of Salomon Smith            226
399 Park Avenue                                                          Barney ("SSB"); formerly portfolio
New York, NY 10022                                                       manager, Smith Barney Growth and
Age 51                                                                   Income Fund (1994-2000) and Smith
                                                                         Barney Allocation Series Inc.
                                                                         (1996-2001); Chairman or
                                                                         Co-Chairman of seventy-three
                                                                         investment companies affiliated with
                                                                         Citigroup.

                                                                                  OTHER
                                                                              DIRECTORSHIPS
NAME, ADDRESS                                                                    HELD BY
AND AGE                                                                          NOMINEE
------------------------------------------------------------------------ ----------------------
CLASS I DIRECTORS SERVING UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS

Non-Interested Director Nominees

Carol L. Colman                                                          None
Colman Consulting
Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age 57

Leslie H. Gelb                                                           Britannica.com;
The Council on                                                           Director of two
Foreign Relations                                                        registered investment
58 68th Street                                                           companies advised by
New York, NY 10021                                                       Advantage Advisers,
Age: 65                                                                  Inc. ("Advantage")

CLASS II DIRECTORS SERVING UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

Non-Interested Director Nominee
                                                                         None
Daniel Cronin
Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 57

Interested Director Nominee
R. Jay Gerken*                                                           None
399 Park Avenue
New York, NY 10022
Age 51

----------

* Mr. Gerken is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is a Managing Director of SBAM and a director and/or officer of affiliates of SBAM.

     The following table provides information concerning the remaining Directors of the Fund.



NAME, ADDRESS                                                              POSITION HELD    LENGTH OF
AND AGE                                                                      WITH FUND     TERM SERVED
------------------------------------------------------------------------- --------------- -------------
CLASS III DIRECTORS SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

Non-Interested Director Nominees

Dr. Riordan Roett                                                         Director         Since 1997
The Johns Hopkins
University
1710 Massachusetts
Ave., NW
Washington, D.C.
20036
Age: 64

Jeswald W. Salacuse                                                       Director         Since 2000
Tufts University
The Fletcher School
of Law & Diplomacy
Packard Avenue
Medford, MA 02155
Age: 65

                                                                                                                 NUMBER OF
                                                                                                             PORTFOLIOS ADVISED
                                                                                                                BY SBAM AND
                                                                                                                  OVERSEEN
                                                                                                                BY DIRECTOR
NAME, ADDRESS                                                                    PRINCIPAL OCCUPATION            (INCLUDING
AND AGE                                                                          DURING PAST 5 YEARS             THE FUND)
------------------------------------------------------------------------- --------------------------------- -------------------
CLASS III DIRECTORS SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

Non-Interested Director Nominees

Dr. Riordan Roett                                                         Professor and Director,                   32
The Johns Hopkins                                                         Latin American Studies Program,
University                                                                Paul H. Nitze School of
1710 Massachusetts                                                        Advanced International Studies,
Ave., NW                                                                  The Johns Hopkins University.
Washington, D.C.
20036
Age: 64

Jeswald W. Salacuse                                                       Henry J. Braker Professor                 32
Tufts University                                                          of Commercial Law
The Fletcher School                                                       and formerly Dean, The Fletcher
of Law & Diplomacy                                                        School of Law & Diplomacy,
Packard Avenue                                                            Tuffs University.
Medford, MA 02155
Age: 65

                                                                                   OTHER
                                                                               DIRECTORSHIPS
NAME, ADDRESS                                                                     HELD BY
AND AGE                                                                          DIRECTOR
------------------------------------------------------------------------- ----------------------
CLASS III DIRECTORS SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

Non-Interested Director Nominees

Dr. Riordan Roett                                                         None
The Johns Hopkins
University
1710 Massachusetts
Ave., NW
Washington, D.C.
20036
Age: 64

Jeswald W. Salacuse                                                       Director, Municipal
Tufts University                                                          Advantage Fund;
The Fletcher School                                                       Director of two
of Law & Diplomacy                                                        registered investment
Packard Avenue                                                            companies advised by
Medford, MA 02155                                                         Advantage.
Age: 65

     The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2002:

                              DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN
NAME OF DIRECTOR/NOMINEE      SECURITIES IN THE FUND                  BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
--------------------------   ------------------------   ------------------------------------------------------------------
Non-Interested Director Nominees

Carol L. Colman              None                                                 Over $100,000
Daniel Cronin                None                                               $10,000 - $50,000
Leslie H. Gelb               None                                                  $1 - $10,000
Dr. Riordan Roett            None                                                  $1 - $10,000
Jeswald W. Salacuse          $1 - $10,000                                       $10,001 - $50,000

Interested Director Nominee

*R. Jay Gerken               $1 - $10,001                                         Over $100,000

     None of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act nor their immediate family members had any interest in SBAM, the Fund's investment adviser, or person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of March 1, 2003.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS


     The Board of Directors is responsible for ensuring that the Fund is managed in the best interests of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.


     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an audit committee which meets periodically during the year and whose responsibilities are described below.


     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interests of the Fund's stockholders.


     At December 31, 2002, Directors and officers of the Fund as a group owned beneficially approximately 2.4% of the outstanding shares of the Fund's Capital Stock. To the knowledge of management, no person owned of record, or owned beneficially, more than 5% of the Fund's shares of Capital Stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 5,312,980 shares, equal to approximately 92.27% of the outstanding shares of the Fund's Capital Stock.


     The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman, the executive officers of the Fund currently are:




                             POSITION(S)
   NAME, ADDRESS, AND         HELD WITH         LENGTH OF         PRINCIPAL OCCUPATION(S) DURING
          AGE                   FUND           TIME SERVED                 PAST 5 YEARS
-----------------------   ----------------   ---------------   ------------------------------------
 Peter J. Wilby               President        Since 2002      Managing Director of SSB and SBAM
 Salomon Smith Barney                                          since January 1996
 399 Park Avenue
 New York, NY 10022
 Age: 43

 Robert Amodeo             Executive Vice      Since 1999      Managing Director of SBAM and SSB
 388 Greenwich Street         President                        since December 2001; Director of
 New York, NY 10013                                            SBAM and SSB since December 1998;
 Age: 38                                                       Vice President of SBAM and SSB from
                                                               January 1996 to December 1998.

                                 POSITION(S)
     NAME, ADDRESS, AND           HELD WITH         LENGTH OF          PRINCIPAL OCCUPATION(S) DURING
            AGE                     FUND           TIME SERVED                  PAST 5 YEARS
---------------------------   ----------------   ---------------   --------------------------------------
 Lewis E. Daidone                   Chief          Since 2002      Managing Director of SSB; Chief
 Salomon Smith Barney          Administrative                      Financial Officer of the Smith Barney
 125 Broad Street                 Officer;                         Mutual Funds; Director and Senior
 New York, NY 10004                                                Vice-President of Smith Barney Fund
 Age: 45                       Executive Vice      Since 1998      Management LLC ("SBFM") and
                                  President                        Travelers Investment Adviser, Inc.
                                                                   ("TIA").

 Frances M. Guggino              Controller        Since 2002      Vice President of Citigroup Asset
 Salomon Smith Barney                                              Management.
 125 Broad Street
 New York, NY 10004
 Age: 45

 Christina T. Sydor               Secretary        Since 1995      Managing Director of SSB; General
 Salomon Smith Barney                                              Counsel and Secretary of SBFM and
 300 First Stamford Place                                          TIA.
 Stamford, CT 06902
 Age: 52

     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund, SBAM or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The Fund's Audit Committee is composed of Messrs. Gelb, Salacuse and Dr. Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met three times during the fiscal year ended December 31, 2002. The Fund has no nominating or compensation committees. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000.

                         REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on February 21, 2003, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received reaffirmation of written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended December 31, 2002.

     During the fiscal year ended December 31, 2002, the Fund's Board of Directors met five times. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible.

     A representative of PwC will be available by telephone at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid during the fiscal year ended December 31, 2002. Certain of the Directors listed below are members of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by SBAM and its affiliates, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended December 31, 2002 by the Fund to Mr. Gerken, who is an "interested person," as defined in the 1940 Act.




                                                                              TOTAL COMPENSATION FROM FUND AND OTHER FUNDS
                                 AGGREGATE COMPENSATION FROM THE FUND FOR        ADVISED BY SBAM AND ITS AFFILIATES FOR
NAME OF DIRECTORS                       FISCAL YEAR ENDED 12/31/02                    CALENDAR YEAR ENDED 12/31/02
-----------------------------   ------------------------------------------   ---------------------------------------------
                                                                                  DIRECTORSHIPS(A)
Leslie H. Gelb ..............           $9,200                                      $  81,700(32)
Dr. Riordan Roett ...........           $9,200                                      $  93,400(32)
Jeswald W. Salacuse .........           $9,200                                      $  90,300(32)

----------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.


     During the Fund's last fiscal year, total compensation paid by the Fund to a Director emeritus totaled $3,900.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10 percent of the Fund's Capital Stock, SBAM, and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended December 31, 2002 except that timely Form 3 filings may not have been made by Anthony Pace, Ross Margolies, Virgil Cumming, Wendy Murdock, Mark Kleinman and William Arnold. However, during the Fund's fiscal year ended December 31, 2002, no purchases or sales were made by any of the foregoing people and, with the exception of Anthony Pace, who is no longer employed by SBAM, they have each subsequently filed Forms 3.


REQUIRED VOTE

     The election of Mr. Gerken as a Director requires a plurality of the votes cast by the holders of shares of Preferred Stock of the Fund present or represented by proxy at the meeting with a quorum present. The election of Ms. Colman and Messrs. Cronin and Gelb as Directors requires a plurality of votes cast by the holders of shares of Common Stock and Preferred Stock, voting as a single class, present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.


                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PricewaterhouseCoopers LLP ("PwC") for the fiscal year ended December 31, 2002 were $40,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended December 31, 2002.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended December 31, 2002 were $33,500. The Fund's Audit Committee has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2004 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 18, 2003. Any stockholder who desires to bring a proposal at the Fund's 2004 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Municipal Partners Fund Inc., 125 Broad Street, New York, New York 10004) during the period from January 10, 2004 to February 10, 2004.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended December 31, 2002 is available, free of charge, by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.


                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.


                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

March 13, 2003

                                                                    MPFCM-PS-03

COMMON STOCK                                                        COMMON STOCK

                         MUNICIPAL PARTNERS FUND INC.

                  PROXY SOLICITED ON BEHALF OF THE DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS--APRIL 10, 2003

The undersigned hereby appoints R. Jay Gerken, Christina T. Sydor, Robert A. Vegliante and Robert M. Nelson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of Municipal Partners Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York on Thursday, April 10, 2003, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS.

Please refer to the Proxy Statement for a discussion of the Proposal.

-------------                                                      -------------
 SEE REVERSE               CONTINUED ON REVERSE SIDE                SEE REVERSE
   SIDE                                                                SIDE
-------------                                                      -------------

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1.  Election of Directors:                                  2.  Any other business that may properly come before the Meeting.
    NOMINEES: (02) Leslie H. Gelb,
              (03) Carol L. Colman and
              (04) Daniel Cronin                            3.  I will be attending the Meeting.                         [   ]

              FOR                      WITHHELD
              ALL    [   ]       [   ] FOR ALL
            NOMINEES                   NOMINEES             PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID
                                                            ENVELOPE.

      [   ]______________________________________           NOTE:  Please sign this proxy exactly as your name appears on this
           For all nominees except as noted above           proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.






                                                                    If Jointly Held
Signature: ____________________________________ Date: ____________       Signature: ___________________________ Date: _____________

PREFERRED STOCK                                                  PREFERRED STOCK

                          MUNICIPAL PARTNERS FUND INC.

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS--APRIL 10, 2003

The undersigned hereby appoints R. Jay Gerken, Christina T. Sydor, Robert A. Vegliante and Robert M. Nelson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock of Municipal Partners Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York on Thursday, April 10, 2003, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS.

Please refer to the Proxy Statement for a discussion of the Proposal.

-------------                                                      -------------
 SEE REVERSE               CONTINUED ON REVERSE SIDE                SEE REVERSE
   SIDE                                                                SIDE
-------------                                                      -------------

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


The Board of Directors recommends a vote "FOR" the following proposal:

1.  Election of Directors:                                  2.  Any other business that may properly come before the Meeting.
    NOMINEES: (01) R. Jay Gerken
              (02) Leslie H. Gelb
              (03) Carol L. Colman and                      3.  I will be attending the Meeting.                         [   ]
              (04) Daniel Cronin

              FOR                      WITHHELD
              ALL    [   ]       [   ] FOR ALL              PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID
            NOMINEES                   NOMINEES             ENVELOPE.

                                                            Note:  Please sign this proxy exactly as your name appears on this
      [   ]______________________________________           proxy. If joint owners, EITHER may sign this proxy. When signing as
           For all nominees except as noted above           attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.



                                                                    If Jointly Held
Signature: ____________________________________ Date: ____________       Signature: ___________________________ Date: _____________